As filed with the Securities and Exchange Commission on June 8, 1998
                                                     Registration No.  333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 FORCENERGY INC
             (Exact name of registrant as specified in its charter)
                 Delaware                                    65-0429338
      (State or other jurisdiction of                      (I.R.S. Employer
       incorporation or organization)                      Identification No.)

             2730 S.W. 3rd Avenue
                 Suite 800
               Miami, Florida                                  33129-2356
     (Address of Principal Executive Offices)                  (Zip Code)



                                 FORCENERGY INC
                            1995 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                                 E. Joseph Grady
                            Vice President, Treasurer
                           and Chief Financial Officer
                         2730 S.W. 3rd Avenue, Suite 800
                            Miami, Florida 33129-2356
                     (Name and address of agent for service)

                                 (305) 856-8500
                     (Telephone number, including area code,
                              of agent for service)
                           ---------------------------


                                    Copy to:

                                  David C. Buck
                             Andrews & Kurth L.L.P.
                          600 Travis Street, Suite 4200
                              Houston, Texas 77002
                                 (713) 220-4301
                              (Fax) (713) 220-4285

                         CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                                                        Proposed
                                                                      Proposed           Maximum
                                                     Amount            Maximum          Aggregate         Amount of
                                                     to be          Offering Price      Offering        Registration
 Title of Securities to be Registered (1)(2)     registered (3)     Per Share (4)       Price (4)          Fee (3)
------------------------------------------------------------------------------------------------------------------------

Common Stock, par value $.01 per share........     3,850,000          $17.78125       $68,457,812         $20,195
========================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Includes preferred share purchase rights associated with the Common Stock. No separate fee is payable in respect of the registration of such preferred share purchase rights.

(3) 2,150,000 shares of Common Stock, par value $.01 per share ("Common Stock"), were registered on Form S-8 (File No. 33-80919) on December 28, 1995, on which date a fee of $8,474 was paid (pro rata, based on the 2,250,000 shares originally registered), and 3,850,000 shares are being registered herewith. Pursuant to Rule 429 under the Act, the Prospectus included herein shall relate to the 2,150,000 shares of the registrant's Common Stock previously registered relating to the predcessor plans to the Forcenergy Inc 1995 Stock Incentive Plan.

(4) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Act, based upon the average of the high and low prices of a share of the registrant's Common Stock on the New York Stock Exchange on June 3, 1998.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 is being filed to register additional securities. In accordance with General Instruction E of Form S-8, the Company hereby incorporates by reference the contents of the Company's registration statement on Form S-8 (No. 33-80919), originally filed with the Securities and Exchange Commission (the "Commission") on December 28, 1995, relating to the predecessor plans to the Forcenergy Inc 1995 Stock Incentive Plan; provided, the information provided in Items 3 and 8 are hereby amended in their entirety to reflect the following additional information.


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         Forcenergy Inc (the "Company") incorporates herein by reference the following documents as of their respective dates as filed with the Securities and Exchange Commission (the "Commission"):

         (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

         (b) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 1998; and

         (c) The description of the Company's common stock, par value $0.01 per share (the "Common Stock"), and preferred share purchase rights contained in the Company's Registration Statement on Form 8-A (File No. 1-13095) filed with the Commission on June 13, 1997 pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended on Forms 8-A/A filed with the Commission on December 10, 1997, December 23, 1997 and May 28, 1998.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


ITEM 8.  EXHIBITS.

Exhibit
Number            Description
------            -----------

4.1* Amended and Restated Certificate of Incorporation of the Company dated July 25, 1995. (Filed as Exhibit 3.1 to the Quarterly Form on 10-Q filed on November 14, 1995 for the nine month period ending September 30, 1995 and incorporated herein by reference (File No. 0-26444)) and Amendment No. 1 thereto filed with Amendment No. 2 to Form S-1 filed on June 6, and incorporated herein by reference (File No. 333-4600).

4.2* Bylaws of the Company. (Filed as Exhibit 3.2 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.3* Specimen Common Stock certificate. (Filed as Exhibit 4.1 to the Registration Statement on Form S-1 on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.4* Rights Agreement, dated as of November 26, 1997, between the Company and American Stock Transfer & Trust Company, as Rights Agent, specifying the terms of the Rights, including the form of Certificate of Designation of Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C. (Included as
         Exhibit 2 to the Company's Form 8-A filed with the Commission on December 10, 1997 and incorporated herein by reference (File No. 1-13095)).

4.5*     Form of Certificate of  Designation of Junior  Participating  Preferred
         Stock setting forth the terms of the Junior Participating Preferred Stock, par value $.01 per share. (Included as Exhibit 2 to the Company's Form 8-A filed with the Commission on December 10, 1997 and incorporated herein by reference (File No. 1-13095)).

4.6* Forcenergy Gas Exploration, Inc. 1993 Stock Option Plan for Officers and Key Employees and forms of incentive and nonqualified stock option agreements. (Filed as Exhibit 10.6 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.7* Forcenergy Gas Exploration, Inc. 1995 Stock Option Plan and forms of incentive and nonqualified stock option agreements. (Filed as Exhibit
         10.7 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.8* Forcenergy Gas Exploration, Inc. 1995 Non-Employee Director Stock Option Plan and forms of nonqualified stock option agreement. (Filed as Exhibit 10.8 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.9* Amendment to the Forcenergy Inc 1995 Stock Option Plan filed as Appendix B to Schedule 14A filed on April 21, 1997 and incorporated herein by reference.

4.10*    Amendment  to the  Forcenergy  Inc 1995 Stock  Option  Plan.  (Filed as
         Exhibit 10.2 to the Quarterly Form on 10-Q filed on November 7, 1996 and incorporated herein by reference (File No 0-26444)

4.11* Form of Incentive Stock Option Agreement between the Company and Stig Wennerstrom under the 1995 Stock Option Plan. (Filed as Exhibit 10.28 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.12* Form of Non-Qualified Stock Option Agreement between the Company and Stig Wennerstrom under the 1995 Stock Option Plan. (Filed as Exhibit
         10.29 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.13* Form of Incentive Stock Option Agreement between the and its officers and directors excluding Stig Wennerstrom under the 1995 Stock Option Plan or the 1995 Non-Employee Director Plan. (Filed as Exhibit 10.30 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.14* Form of Non-Qualified Stock Option Agreement between the Company and its officers and directors excluding Stig Wennerstrom under the 1995 Stock Option Plan or the 1995 Non-Employee Director Plan. (Filed as
         Exhibit 10.31 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020).

5.1 Opinion of Andrews & Kurth L.L.P., as to the legality of the securities being registered.


23.1     Consent of Andrews & Kurth  L.L.P.  (included  in the opinion  filed as
         Exhibit 5.1 to this Registration Statement).

23.2     Consent of Coopers & Lybrand L.L.P.

23.3     Consent of Netherland, Sewell & Associates, Inc.

23.4     Consent of Collarini Engineering Inc.

24.1 Power of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

*  Incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 8th day of June, 1998.

                                            FORCENERGY INC


                                            By:      /s/ E. Joseph Grady
                                                ------------------------------
                                                     E. Joseph Grady
                                                     Vice President and
                                                     Chief Financial Officer

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Forcenergy Inc hereby constitutes and appoints Stig Wennerstrom and E. Joseph Grady, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

                    Signature                                      Title                                Date
                    ---------                                      -----                                ----

            /s/ Stig Wennerstrom                       Chairman, President and Chief           June 8, 1998
     ----------------------------------------                 Executive Officer
              Stig Wennerstrom                           (Principal Executive Officer)


                                                           Vice President and                  June 8, 1998
           /s/ E. Joseph Grady                           Chief Financial Officer
     ----------------------------------------           (Principal Financial and
               E. Joseph Grady                             Accounting Officer)


            /s/ Bruce L. Burnham                                Director                       June 8, 1998
    ----------------------------------------
              Bruce L. Burnham


               /s/ Eric Forss                                   Director                       June 8, 1998
    ----------------------------------------
                 Eric Forss


              /s/ Robert Issal                                  Director                       June 8, 1998
    ----------------------------------------
                Robert Issal


            /s/ Antony T.F. Lundy                              Director                       June 8, 1998
   ----------------------------------------
              Antony T.F. Lundy


                                  EXHIBIT INDEX

    Exhibit
    Number    Description
    ------    -----------

4.1* Amended and Restated Certificate of Incorporation of the Company dated July 25, 1995. (Filed as Exhibit 3.1 to the Quarterly Form on 10-Q filed on November 14, 1995 for the nine month period ending September 30, 1995 and incorporated herein by reference (File No. 0-26444)) and Amendment No. 1 thereto filed with Amendment No. 2 to Form S-1 filed on June 6, and incorporated herein by reference (File No. 333-4600).

4.2* Bylaws of the Company. (Filed as Exhibit 3.2 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.3* Specimen Common Stock certificate. (Filed as Exhibit 4.1 to the Registration Statement on Form S-1 on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.4* Rights Agreement, dated as of November 26, 1997, between the Company and American Stock Transfer & Trust Company, as Rights Agent, specifying the terms of the Rights, including the form of Certificate of Designation of Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C. (Included as
         Exhibit 2 to the Company's Form 8-A filed with the Commission on December 9, 1997 and incorporated herein by reference (File No. 1-13095)).

4.5*     Form of Certificate of  Designation of Junior  Participating  Preferred
         Stock setting forth the terms of the Junior Participating Preferred Stock, par value $.01 per share. (Included as Exhibit 2 to the Company's Form 8-A filed with the Commission on December 10, 1997 and incorporated herein by reference (File No. 1-13095)).

4.6* Forcenergy Gas Exploration, Inc. 1993 Stock Option Plan for Officers and Key Employees and forms of incentive and nonqualified stock option agreements. (Filed as Exhibit 10.6 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.7* Forcenergy Gas Exploration, Inc. 1995 Stock Option Plan and forms of incentive and nonqualified stock option agreements. (Filed as Exhibit
         10.7 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.8* Forcenergy Gas Exploration, Inc. 1995 Non-Employee Director Stock Option Plan and forms of nonqualified stock option agreement. (Filed as Exhibit 10.8 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).


4.9* Amendment to the Forcenergy Inc 1995 Stock Option Plan filed as Appendix B to Schedule 14A filed on April 21, 1997 and incorporated herein by reference.

4.10*    Amendment  to the  Forcenergy  Inc 1995 Stock  Option  Plan.  (Filed as
         Exhibit 10.2 to the Quarterly Form on 10-Q filed on November 7, 1996 and incorporated herein by reference (File No 0-26444)

4.11* Form of Incentive Stock Option Agreement between the Company and Stig Wennerstrom under the 1995 Stock Option Plan. (Filed as Exhibit 10.28 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.12* Form of Non-Qualified Stock Option Agreement between the Company and Stig Wennerstrom under the 1995 Stock Option Plan. (Filed as Exhibit
         10.29 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.13* Form of Incentive Stock Option Agreement between the and its officers and directors excluding Stig Wennerstrom under the 1995 Stock Option Plan or the 1995 Non-Employee Director Plan. (Filed as Exhibit 10.30 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020)).

4.14* Form of Non-Qualified Stock Option Agreement between the Company and its officers and directors excluding Stig Wennerstrom under the 1995 Stock Option Plan or the 1995 Non-Employee Director Plan. (Filed as
         Exhibit 10.31 to the Registration Statement on Form S-1 filed on June 2, 1995, as amended on July 6, 1995 and July 25, 1995 and incorporated herein by reference (File No. 33-93020).

5.1 Opinion of Andrews & Kurth L.L.P., as to the legality of the securities being registered.


23.1     Consent of Andrews & Kurth  L.L.P.  (included  in the opinion  filed as
         Exhibit 5.1 to this Registration Statement).

23.2     Consent of Coopers & Lybrand L.L.P.

23.3     Consent of Netherland, Sewell & Associates, Inc.

23.4     Consent of Collarini Engineering Inc.

24.1 Power of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

*  Incorporated herein by reference.